Rule 497(k)

File No. 333-146827

Summary Prospectus

Innovator Equity Premium Income — Daily PutWrite ETF

(NYSE Arca — SPUT)

February 27, 2026

Innovator Equity Premium Income – Daily PutWrite ETF (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares (“Shares”) on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=sput. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 27, 2026, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Equity Premium Income – Daily PutWrite ETF

Investment Objective

The Fund seeks to provide current income while providing capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund is an actively-managed ETF that, under normal market circumstances, seeks to provide current income while seeking to provide capital appreciation. The Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities and financial instruments that give economic exposure to equity securities through a daily put-write options strategy. The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”). The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

As further described below, the Fund seeks to achieve its investment objective by implementing an investment strategy that invests: (i) a portion of its assets in select equity securities that comprise a broad U.S. large capitalization equity index; (ii) in financial instruments that provide 100% notional exposure to the investment performance of a daily “put-write” options portfolio (the “Options Strategy”); and (iii) in U.S. Treasury bills (“U.S. T-Bills”) and/or money market funds. The Fund’s portfolio is designed to produce the following investment profile:

•   Investment Growth Potential:

ο   Capital Appreciation.    The Fund invests approximately 50% of its net assets in the equity securities of certain companies that are components of the Solactive GBS United States 500 Index (the “U.S. Equity Index”), a broad U.S. large-capitalization equity index (the “Equity Portfolio”). Through the Equity Portfolio, the Fund seeks to provide capital appreciation by experiencing the performance of the U.S. Equity Index to the extent of the Fund’s investment. See “Investment Portfolio—Equity Portfolio” below for additional information.

ο   Current Income.    The Fund seeks to provide current income through monthly distributions generated primarily from premiums received from the implementation of the Options Strategy. The Options Strategy generates income from sold single-day expiration, approximately “5 delta” out-of-the-money put option contracts that reference the S&P 500® Price Return Index (“SPX”), a broad U.S. large-capitalization index that provides investment results substantially similar to the U.S. Equity Index (the “Daily Put Contracts”). As further described below, a “5 delta” Daily Put Contract is intended to have a low probability (i.e., approximately a 5% chance) of finishing in-the-money, at which point the Fund’s investment in the Daily Put Contract would experience a loss. As described further below, the Daily Put Contracts have expiration dates of the business day that immediately follows the day the Daily Put Contract is entered into. Through the Options Strategy, the Fund intends to sell Daily Put Contracts which have a notional value (i.e., the total underlying amount of a derivatives trade that measures the economic exposure of such position) that covers approximately 100% of the Fund’s net assets. The Fund also expects to receive income generated by its investments in U.S. T-Bills, money market funds and dividends, if any, from its investments in components of the U.S. Equity Index, as detailed below. See “Investment Portfolio—Options Strategy” below for additional information.

•   Investment Loss Potential.    On a daily basis, the Fund will be subject to the downside performance of the Equity Portfolio and SPX by virtue of the Options Strategy. Through the Equity Portfolio, the Fund has the potential for capital loss by experiencing the daily returns of the U.S. Equity Index to the extent of the Fund’s investment. In addition, the Fund will experience losses from the Daily Put Contracts if the value of SPX falls below the strike price of the Daily Put Contracts written by the Fund. Because the Options Strategy has a notional value equal to 100% of the Fund’s assets, losses of the Options Strategy, combined with losses of the Equity Portfolio, may exceed losses experienced by the U.S. Equity Index and/or SPX. The Fund’s monthly income payments to investors may not be sufficient to offset any such losses on a total return basis. See “Options Strategy” below for additional information.

Investment Portfolio

The Fund is designed to provide monthly distribution payments while providing capital appreciation. The following chart represents the Fund’s portfolio, related investment function of each component, and approximate weightings within the portfolio. The Fund is an actively managed fund, and accordingly, the Sub-Adviser, subject to the supervision of the Adviser, has discretion to select the Fund’s investments and implement the Fund’s investment strategies.

Fund Holdings

Portfolio Investment	Approximate Weightings or Notional Value	Investment Details	Intended Investment Function
Options Strategy	Notional exposure of approximately 100% of the Fund’s assets

The Fund will sell Daily Put Contracts that cover 100% of the Fund’s assets through Daily Put Contracts sold directly by the Fund. In addition to Daily Put Contracts, the Fund may also use equity-linked notes (“ELNs”) or swap agreements to implement the Options Strategy.

Provides the Fund with recurring monthly income. The Options Strategy generates income in the form of premiums received while subjecting the Fund to potential downside exposure from losses experienced by SPX. The Daily Put Contracts provide income received for selling put options on 100% of the Fund’s net assets. See “Principal Investment Strategies–Options Strategy” and “Additional Information About the Fund’s Principal Investment Strategies” for additional information.

Equity Portfolio	50% of the Fund’s assets	The Fund invests in a representative sample of equity securities of companies in the U.S. Equity Index.

Provides capital appreciation by replicating the returns of the U.S. Equity Index while also providing dividend income, each to the extent of the Fund’s investment weighting. See “Principal Investment Strategies–Equity Portfolio” for additional information.

U.S. T-Bills and/or Money Market Funds	50% of the Fund’s assets	The Fund invests in: (1) U.S. T-Bills with maturities of less than one year; and/or (2) money market funds.	Provides the potential for income and serves as collateral for the Daily Put Contracts. See “Principal Investment Strategies–U.S. Treasury Bills and Money Market Funds” for additional information.

Options Strategy

The Fund seeks to provide current income through monthly distributions generated primarily from premiums received from implementing a daily “put-write” options portfolio. The Fund seeks to obtain 100% notional exposure to the Fund’s net assets through the implementation of the Options Strategy. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option contract the right to buy or sell a particular asset at a specified future date at an agreed upon price. A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the seller of the put option contract (the “writer”) the obligation to buy, a specified amount of an underlying security at a pre-determined price (the “strike price”). If the price of the reference asset finishes above the strike price, the option contract expires worthless and the writer of the put option contract will experience a gain equal to the premium received for selling the option contract. If the price of the reference asset finishes below the strike price, the writer of the put option contract will experience losses equal to the difference between the price of the reference asset at exercise and the strike price, offset to the extent of the premiums received for writing the option contract. The Fund will sell exchange-traded option contracts. Exchange-traded option contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-traded option contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund sells option contracts that reference an index, and are cash-settled “European” style option contracts. An option is considered to be “European” style when it can be exercised only at expiration (contrasted with “American” style which can be exercised at any time prior to expiration). The Options Strategy utilizes “daily” option contracts (i.e., option contracts with an expiration date of the immediately following business day).

The Fund implements the Options Strategy which utilizes “Daily Put Contracts” — one-day maturity (i.e., options with an expiration date of the close of the next business day), “5 delta” put option contracts that reference SPX on a daily basis in order to provide income by virtue of premiums received. The amount of premiums generated by the Daily Put Contracts will vary based on market conditions. “Delta” is a measurement to calculate the probability that an option contract will finish in-the-money, at which point an investment in the option contract will experience a loss. The Daily Put Contracts are designed to reduce the likelihood such option contracts finish in-the-money, as a 5 delta put option contract is believed to have a 5% chance of finishing in-the-money. While the Options Strategy seeks to minimize the risk associated with the written put option contracts, the Fund’s sold Daily Put Contracts subject the Fund to risk of loss, including the risk that the Fund may lose a significant amount of its assets in a short period of time.

The Fund will experience losses from selling Daily Put Contracts directly if the value of SPX falls below the strike price. The Daily Put Contracts are considered to be uncovered, meaning the Fund does not directly own the securities underlying the option contracts. However, the Fund uses U.S. T-Bills and money market funds as collateral for these purposes and will liquidate assets as necessary to cover any losses incurred by its sold put option contracts.

In addition to the usage of Daily Put Contracts, the Fund may also use ELNs or swap agreements to implement the Options Strategy. The Fund may use ELNs or swap agreements to obtain 100% notional exposure to the Daily Put Contracts. ELNs are hybrid derivative-type instruments that are designed to combine the characteristics of one or more reference securities (e.g., a single stock, a stock index or a basket of stocks) and a related equity derivative. ELNs are structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates, and that are designed to offer a return linked to the underlying instruments within the ELN. A swap agreement is an instrument entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of the underlying reference assets.

Equity Portfolio

The Fund seeks to provide capital appreciation, as well as the potential for income, through the Equity Portfolio. The Fund anticipates investing approximately 50% of its assets in select equity securities of companies that are components of the U.S. Equity Index. As a result, the Fund will not experience the full extent of the investment gains or losses of the U.S. Equity Index, because only a portion of the Fund’s assets (i.e., approximately 50%) are invested in the Equity Portfolio.

The U.S Equity Index seeks to provide the returns of the 500 largest U.S. companies, as measured by market capitalization. The U.S. Equity Index is comprised of the common stock of the largest 500 U.S. companies ranked by total market capitalization (according to the securities’ free float market capitalization) in descending order. The U.S. Equity Index is rebalanced and reconstituted quarterly. The Fund will not invest in each component of the U.S. Equity Index. Rather, the Fund’s investment weightings of the constituents of the U.S. Equity Index in the Equity Portfolio will seek to provide returns that are substantially similar to the U.S. Equity Index. To the extent the Fund’s representative sampling approach fails to replicate the returns of the U.S. Equity Index, the level of noncorrelation with the returns of the U.S. Equity Index could increase and the Fund may further underperform the U.S. Equity Index. For additional information relating to the U.S. Equity Index, see “Additional Information About the Fund’s Principal Investment Strategies.”

The Fund may receive additional income through the Equity Portfolio to the extent any companies in which it invests pay dividends. Any dividend payments received by the Fund will be paid to investors as part of its anticipated monthly distributions.

U.S. Treasury Bills and Money Market Funds

The Fund invests approximately 50% of its assets in: (1) U.S. T-Bills with maturities of less than one-year (the Sub-Adviser generally expects to use U.S. T-Bills with one or three month maturities); and/or (2) money market funds. U.S. Treasury securities are government debt instruments issued by the United States Department of Treasury and are backed by the full faith and credit of the United States government. Money market funds is a type of fund that invests in cash, cash equivalents and short-term debt securities, and seeks to generate income while minimizing risk. It is possible for the Fund to lose money by investing in money market funds. Money market funds are subject to management fees and other expenses of those funds, and the Fund will bear proportionately the costs incurred by the money market funds’ operations in addition to the Fund’s management fee. The Fund’s investment in U.S. T-Bills and/or money market funds provides an opportunity for additional income to the Fund and serves as collateral for the Fund’s sold put option contracts, if any. The Fund’s investments in U.S. T-Bills and/or money market funds may be greater than 50% to the extent the Fund needs additional collateral for its direct selling of put option contracts.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund’s investment strategy subjects it to certain unique risks, which are detailed below.

Equity Securities Risk.    The Fund has exposure to the equity securities markets because it holds equity securities directly and indirectly through its exposure to SPX provided by the Options Strategy. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities that the Fund holds as well as the constituents of SPX. Additionally, market disruptions and regulatory restrictions could impact the equity securities held by the Fund, and such restrictions could adversely impact the performance of the Fund.

Income Risk.    The Fund’s income received, and therefore distributed, may vary and decline due to market conditions, among other factors. The Fund receives income from any dividends received through its investments in components of the U.S. Equity Index, income received from the Options Strategy, as well as the U.S. T-Bills and money market funds. If the income received from these investments decreases, the Fund will distribute less income.

Large Capitalization Companies Risk.    The Fund, directly through the Equity Portfolio and indirectly through exposure to SPX, has significant exposure to large capitalization companies. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the U.S. Equity Index and/or similarly situated funds. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy, including, but not limited to, the weights of the equity securities in the Equity Portfolio and the Options Strategy. Further, the Daily Put Contracts utilized by the Fund provide 100% notional exposure to the Fund’s assets. To the extent the Daily Put Contracts sustain any losses, those losses may exceed those of SPX and will be realized on a daily basis with no opportunity to recapture such losses via the option contracts held by the Fund. Such factors may also cause the Fund to underperform the U.S. Equity Index and/or similarly situated funds.

Money Market Funds Risk.    Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; it is possible to lose money by investing in a money market fund. To the extent that the Fund invests in money market funds, the Fund will be subject to the same risks that investors experience when investing in money market funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity in those funds.

Put-Write Risk.    Put option contracts may be subject to volatile swings in price influenced by the underlying reference asset. Although the Fund receives the premiums from the put option contracts utilized by the Options Strategy, the losses experienced by the Fund if the level of SPX falls below the strike price may be greater than the gains to the Fund from the receipt of the option premiums and may be more than the losses of SPX. Additionally, market conditions may negatively impact the amount of premiums received from selling put-write option contracts or impact the strike price of the option contracts, subjecting the Fund to more risk of loss.

Suitability Risk.    The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors. The Fund may only be suitable for knowledgeable investors who understand how the Fund operates. The Fund is not intended to be used and is not appropriate for investors who do not actively monitor and manage their portfolios.

U.S. Treasury Bills Risk.    The Fund invests in U.S. T-Bills, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. T-Bills trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. U.S. T-Bills may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.

Upside Participation Risk.    The Fund’s exposure to SPX that is provided by the Options Strategy has no upside participation. Therefore, any upside potential for the Fund will be limited to gains of the Equity Portfolio, plus any income generated through dividends and premiums. Because the Fund only invests a portion of its assets in the U.S. Equity Index directly, its upside participation in the returns of the U.S. Equity Index is limited. Further, because the Fund uses an optimized investment strategy in the implementation of the Equity Portfolio, the Fund will weight securities differently than the U.S. Equity Index, which may cause the Fund to underperform or overperform the U.S. Equity Index based on those different weightings.

Derivatives Risk.    To employ the Fund’s investment strategy, the Fund utilizes derivative instruments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the below risks, among others, associated with its use of derivative instruments.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security is unable or unwilling to meet its obligation on the security. In the event that the counterparty becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. If the Fund is unable to obtain a suitable counterparty or if no counterparties are available to the Fund, the Fund may not be able to achieve its objective.

Correlation Risk.    Prior to the expiration date of the put option contract, its value may vary because of related factors other than the value of the underlying reference assets of the option contracts. Factors that may influence the value of the option contracts include interest rate changes and implied volatility levels of underlying reference assets of the options, among others. Additionally, the Fund utilizes an optimization strategy to replicate the returns of the U.S Equity Index in the Equity Portfolio. The Fund may not be able to achieve a perfect degree of correlation to the U.S. Equity Index through implementing this strategy. Any amount of such non-correlation may adversely impact the Fund’s returns.

Equity-Linked Notes Risk.    The Fund may invest in ELNs to implement the Options Strategy. Investing in ELNs may be more costly to the Fund than if the Fund had invested in the underlying instruments directly. Investments in ELNs often have risks similar to the underlying instruments, which include market risk. In addition, since ELNs are in note form, ELNs are subject to risks of debt securities, such as credit risk and counterparty risk (each of which is described further below). Should the prices of the underlying instruments move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. The ELNs in which the Fund may invest would be privately negotiated over-the-counter instruments, and not traded on an exchange which subjects them to liquidity and valuation risk and may make ELNs difficult to sell and value. The ELNs may have limited or no secondary markets, which may cause liquidity issues if the Fund tries to sell such ELN. A lack of liquidity may also cause the value of the ELNs to decline. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities. If the Fund is unable to obtain a suitable counterparty, the Fund may not be able to achieve its investment objective. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs and tax liability.

The ELNs in which the Fund may invest may not be given a credit rating, and the Fund will be reliant on the Adviser and Sub-Adviser to evaluate the creditworthiness of the underlying security. The Fund’s ELN investments would subject it to the risk that issuers and/or counterparties will fail to make payments when due or default completely, or may go bankrupt. The value of the Fund’s ELN investments would be adversely affected if the issuer fails to deliver on its obligation, is subject to an actual or perceived deterioration in their credit quality or files for bankruptcy. In the event an issuer files for bankruptcy, the debt holders of such issuer may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. To the extent the Fund invests in ELNs, the issuers of such ELNs would have an investment grade rating at the time of investment. While any such issuer credit rating will assess the ELN issuer’s overall creditworthiness, it will not provide an assessment of a specific financial obligation of the issuer, such as an ELN. For additional information see “Counterparty Risk” and “Credit Risk”. Further, the Fund may be limited in the counterparties it can transact with via ELN investments due to regulatory restrictions, which may limit the number of available ELNs the Fund may invest in, and adversely impact the Fund.

Restricted Securities Risk.    The ELNs in which the Fund may invest may be considered “restricted securities.” Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and are generally subject to strict restrictions on resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. That notwithstanding, the ELNs in which the Fund may invest would be redeemable by the Fund (meaning the Fund may liquidate its position directly with the ELN before the stated maturity date) and callable by the issuer (meaning that the ELN may repurchase the ELN from Fund before the stated maturity date).

Liquidity Risk.    The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. Liquidity risk may arise as a result of, among other things, market turmoil, reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, and liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market turmoil. In the event that trading in the Daily Put Contracts is limited or absent, the value of the Fund’s option contracts may decrease. There is no guarantee that a liquid secondary trading market will exist for the Daily Put Contracts. In a less liquid market for the Daily Put Contracts, terminating such contracts may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of Daily Put Contracts may more significantly impact the price in a less liquid market. A less liquid trading market may adversely impact the value of the Daily Put Contracts and the value of your investment.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability to effectively implement the option contracts strategy. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of option contracts also depends on the Fund’s ability to terminate its option contracts at times deemed desirable to do so, which cannot be assured. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Accordingly, the Fund is required to, among other things, adopt and implement a written derivatives risk management program and comply with limitations on risks relating to its derivatives transactions. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its ability to implement its principal investment strategies.

Swap Agreements Risk.    The Fund may utilize swap agreements in to implement the Options Strategy. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act of 1936, as amended (the “Commodity Exchange Act”) in connection with the Fund’s usage of swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swap agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swap agreements of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swap agreements are also subject to the risk of imperfect correlation between the value of the reference asset underlying the agreement and the swap agreement itself. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, if a particular swap agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to Sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Fund Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increases transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value (“NAV”) and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. The income requirement will be satisfied if the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income. The diversification requirement will be satisfied if (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations, and (ii) no more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable provision of the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. The distribution requirement is satisfied if the Fund distributes, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). If the Fund were to fail to meet any of the requirements mentioned above, it would be taxed in the same manner as an ordinary corporation, and as a result, distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the U.S. federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. In the event that a shareholder purchases Shares of the Fund before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

The Fund’s options are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Certain positions held by the Fund may be “section 1256 contracts” under the Code, requiring the Fund to mark to market such positions with any resulting gains or losses being treated as 60% long-term and 40% short-term capital gains or losses.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its investments may become more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings:    Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco:    Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp:    ETF Portfolio Manager at Milliman

•   Maria Schiopu:    Principal and Managing Director – Fund Services at Milliman

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in such capacity since the Fund’s inception in March 2025. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with APs that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than

NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at http://www.innovatoretfs.com/etf/?ticker=sput.

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